Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Starwood Waypoint Residential Trust’s (the “Company”) Quarterly Report on Form 10-Q for the three months ended June 30, 2014 (the “Report”), I, Gary M. Beasley, and I, Douglas R. Brien do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2014	/s/ GARY M. BEASLEY
Gary M. Beasley
Co-Chief Executive Officer

Date: August 14, 2014	/s/ DOUGLAS R. BRIEN
Douglas R. Brien
Co-Chief Executive Officer